UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

APPLIED GENETIC TECHNOLOGIES CORPORATION

(Name of Registrant as Specified In Its Charter)

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Your Vote Counts! APPLIED GENETIC TECHNOLOGIES CORPORATION 2021 Annual Meeting Vote by November 29, 2021 11:59 PM ET APPLIED GENETIC TECHNOLOGIES CORPORATION 14193 NW 119TH TERRACE SUITE #10 ALACHUA, FL 32615 D61733-P62742 You invested in APPLIED GENETIC TECHNOLOGIES CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on November 30, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 16, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* November 30, 2021 4:30 p.m., Eastern time Virtually at: www.virtualshareholdermeeting.com/AGTC2021 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. Election of three Class II Directors to a three-year term: Nominees: 1a. Scott Koenig For 1b. Yehia Hashad For 1c. Ivana Magovcevic-Liebisch For 2. Approval, on an advisory basis, of the compensation paid to the Company’s named executive officers, as disclosed in For the proxy statement. 3. Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year For ending June 30, 2022. NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D61734-P62742